www.mlim.ml.com

Prospectus

February 26, 2004

Merrill Lynch EuroFund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MERRILL LYNCH EUROFUND

Key Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Equity Securities — common stock, preferred stock, securities convertible into common stock securities or securities or other instruments whose price is linked to the value of common stock.

Common Stock — securities representing shares of ownership of a corporation.

Convertible Securities — fixed income securities, such as bonds or preferred stock, that are exchangeable for shares of common stock of the issuer or another company.

MERRILL LYNCH EUROFUND AT A GLANCE

What is the Fund’s investment objective?

The Fund’s investment objective is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities, including common stock and convertible securities, of companies located in Europe. The Fund currently expects that a majority of the Fund’s assets will be invested in equity securities of companies in Western European countries such as the United Kingdom, Germany, Greece, Luxembourg, the Netherlands, Switzerland, Sweden, France, Italy, Belgium, Norway, Denmark, Finland, Portugal, Austria and Spain. The Fund may also invest in Eastern European countries. Fund management selects the countries in which to invest using a variety of considerations including a particular country’s economic growth potential, currency and taxation factors and other political and financial considerations. Within particular countries the Fund considers the condition and growth potential of industry sectors and selects what Fund management believes are attractively valued companies within those sectors.

The Fund tries to choose investments that it believes are undervalued, which means that their prices are less than Fund management believes they are worth. Current income from dividends and interest will not be an important consideration in choosing investments.

What are the main risks of investing in the Fund?

The Fund cannot guarantee that it will achieve its objective.

As with any fund, the value of the Fund’s investments — and therefore the value of Fund shares — may fluctuate. These changes may occur because a particular stock market in which the Fund invests is rising or falling. In addition, there are specific factors that may affect the value of a particular security. Also, Fund management may select securities that underperform the stock market, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money.

The Fund will invest most of its assets in foreign securities. Foreign investing involves special risks — including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S.

MERRILL LYNCH EUROFUND	3

securities. These risks are greater for investments in emerging markets such as those in Eastern Europe.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment for you if you:

•	Are investing for long term goals

•	Want a professionally managed and diversified portfolio of European equity securities as part of your total investment portfolio

•	Are looking for exposure to the European markets

•	Are willing to accept the risks of foreign investing in order to seek capital appreciation

•	Are not looking for a significant amount of current income

4	MERRILL LYNCH EUROFUND

RISK/RETURN BAR CHART

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class B shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund’s shares for the periods shown with those of the Morgan Stanley Capital International (MSCI) Europe Index, a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 22.58% (quarter ended December 31, 1998) and the lowest return for a quarter was -24.37% (quarter ended September 30, 2002). The year-to-date return as of December 31, 2003 was 33.78%.

MERRILL LYNCH EUROFUND	5

After-tax returns are shown only for Class B shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2003)	One Year	Five Years	Ten Years/ Life of Fund

Merrill Lynch EuroFund — Class A#:
Return Before Taxes*	27.67%	2.82%	10.16	%†

Merrill Lynch EuroFund — Class B:
Return Before Taxes*	29.78%	2.80%	9.79%
Return After Taxes on Distributions*	29.56%	1.53%	6.78%
Return After Taxes on Distributions and Sale of Fund Shares*	19.58%	1.86%	6.92%

Merrill Lynch EuroFund — Class C:
Return Before Taxes*	32.61%	3.10%	9.92	%†

Merrill Lynch EuroFund — Class I#:
Return Before Taxes*	28.00%	3.07%	10.33%
Merrill Lynch EuroFund — Class R:
Return Before Taxes*	—	—	31.54	%††

MSCI Europe Index**	38.54%	-0.78%	8.71	%/8.87%†††
			/34.80	%‡

#	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
*	Includes all applicable fees and sales charges.
**	The MSCI Europe Index is an unmanaged broad based capitalization-weighted Index comprised of 544 stocks, including a representative sampling of large-, medium-, and small-capitalization companies. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	Class inception date is October 21, 1994.
††	Class inception date is January 3, 2003.
†††	Ten years and since October 31, 1994.
‡	Since January 3, 2003.

6	MERRILL LYNCH EUROFUND

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges that you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Manager for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisors and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

FEES AND EXPENSES

The Fund offers five different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Advisor can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Class A*	Class B(b)	Class C	Class I*	Class R

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%(c)	None	None	5.25%(c)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None(d)	4.0%(c)	1.0%(c)	None(d)	None

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None	None	None	None

Redemption Fee	None	None	None	None	None

Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fee	0.75%	0.75%	0.75%	0.75%	0.75%

Distribution and/or Service (12b-1) Fees(e)	0.25%	1.00%	1.00%	None	0.50%

Other Expenses (including transfer agency fees)(f)	0.33%	0.37%	0.37%	0.33%	0.33%

Total Annual Fund Operating Expenses	1.33%	2.12%	2.12%	1.08%	1.58%

*	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Class B shares automatically convert to Class A shares approximately eight years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load). See “Your Account — Merrill Lynch Select PricingSM System.”
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(e)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in this Prospectus and in all other Fund materials. If you hold Class B, Class C or Class R shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(f)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Manager or its affiliates for such services.

MERRILL LYNCH EUROFUND	7

Examples:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A*	$653	$924	$1,216	$2,042

Class B	$615	$964	$1,339	$2,250	**

Class C	$315	$664	$1,139	$2,452

Class I*	$629	$850	$1,089	$1,773

Class R	$161	$499	$860	$1,878

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Class A*	$653	$924	$1,216	$2,042

Class B	$215	$664	$1,139	$2,250	**

Class C	$215	$664	$1,139	$2,452

Class I*	$629	$850	$1,089	$1,773

Class R	$161	$499	$860	$1,878

*	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
**	Assumes conversion to Class A shares approximately eight years after purchase. See note (b) to the Fees and Expenses table above.

8	MERRILL LYNCH EUROFUND

Details About the Fund

ABOUT THE PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals including Hubertus Aarts and James Macmillan. Mr. Aarts has been primarily responsible for the day-to-day management of the Fund since 2003. Mr. Aarts has been a portfolio manager with Merrill Lynch Asset Management U.K. Limited or its affiliates since 1995.

ABOUT THE MANAGER

Merrill Lynch Investment Managers is the Fund’s Manager and Merrill Lynch Asset Management U.K. Limited is the Fund’s sub-adviser.

HOW THE FUND INVESTS

The Fund’s investment objective is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries. The Fund does not consider current income from dividends and interest to be an important consideration in selecting investments.

Outlined below are the main strategies the Fund uses in seeking to achieve its objective:

Under normal circumstances at least 80% of the Fund’s assets will consist of equity securities, primarily common stock and securities convertible into common stock of companies located in Europe. This policy is a non-fundamental policy of the Fund, and may not be changed without 60 days prior notice to shareholders.

In selecting securities, Fund management emphasizes companies that it believes are undervalued. Fund management may determine a stock is undervalued if it has a below-average price/earnings ratio that may pay above-average dividends. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors from which Fund management believes the company will recover.

The Fund has no limits on the geographic asset distribution of its investments within Europe. However, the Fund anticipates that a majority of the Fund’s assets will be invested in companies located in Western European countries such as:

•The United Kingdom	•Italy
•Germany	•Belgium

•Greece	•Norway

•Luxembourg	•Denmark

•The Netherlands	•Finland

•Switzerland	•Portugal

•Sweden	•Austria

•France	•Spain

If political and economic conditions warrant, the Fund may invest in issuers located in Eastern European countries.

In making its decisions as to which country to invest in, the Fund will consider:

•	The condition and growth potential of the various economies and securities markets and the companies that are located in those markets

MERRILL LYNCH EUROFUND	9

•	Currency and taxation factors

•	Other financial, social and political factors which may have an effect on the investment climate

The Fund considers a company to be “located” in the country where:

•	It is legally organized, or

•	The primary trading market for its securities is located, or

•	At least 50% of the company’s (and its subsidiaries’) non-current assets, capitalization, gross revenues or profits have been located during one of the last two fiscal years.

In particular countries, Fund management considers the condition and growth potential of industry sectors and selects what it believes to be attractively valued companies within those sectors.

Other Strategies.    In addition to the main strategies discussed above, the Fund may use certain other investment strategies:

As a temporary measure for defensive purposes, the Fund may invest in other types of securities such as nonconvertible debt securities and nonconvertible preferred stocks, government and money market securities of U.S. and non-U.S. issuers, or cash. The Fund may make these investments or increase its investment in these securities when Fund management is unable to find enough attractive long term investments, to reduce exposure to European equities when Fund management believes it is advisable to do so, or to meet redemptions. The Fund will normally invest a portion of the portfolio in U.S. dollars or short term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short term debt securities can be sold easily and have limited risk of loss but earn only limited returns and may limit the Fund’s ability to meet its investment objective.

The Fund may also lend its portfolio securities and may invest uninvested cash balances in affiliated money market funds.

The Fund may use derivatives including futures, options on futures, forwards, options and indexed securities. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil), a currency or an index such as the Standard & Poor’s 500 Index. Derivatives may be volatile and subject to liquidity, leverage and credit risk.

10	MERRILL LYNCH EUROFUND

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Fund. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Fund:

Market Risk and Selection Risk — Market risk is the risk that a stock market in one or more countries in which the Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the stock markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Value Investing Style Risk — The Fund follows an investment style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investment styles.

Foreign Market Risk — Since the Fund invests in foreign securities, it offers the potential for more diversification than a fund that invests only in the United States. This is because stocks traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

With respect to the Fund’s investments in Europe, any adverse developments in connection with the ongoing development of the Economic and Monetary Union (EMU) could potentially destabilize EMU. Such destabilization could adversely affect the Fund’s European investments.

Foreign Economy Risk — The economies of certain foreign markets often do not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic

MERRILL LYNCH EUROFUND	11

developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk — Securities in which the Fund invests are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting

12	MERRILL LYNCH EUROFUND

standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these

MERRILL LYNCH EUROFUND	13

countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.

In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious, and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Convertibles — Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the value of the underlying common stock.

The Fund may also be subject to certain other risks associated with its investments or investment strategies, including:

Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

14	MERRILL LYNCH EUROFUND

Borrowing and Leverage Risk — The Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. Certain securities that the Fund buys may create leverage, including, for example, futures contracts and options, warrants and indexed and inverse securities.

Derivatives — The Fund may use derivative instruments including futures, options on futures, forwards and options. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

MERRILL LYNCH EUROFUND	15

The Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Warrants — A warrant gives the Fund the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock.

A warrant has value only if the Fund can exercise it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Depositary Receipts — The Fund may invest in securities of foreign issuers in the form of Depositary Receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may also invest in unsponsored Depositary Receipts. The issuers of such unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

16	MERRILL LYNCH EUROFUND

Small Cap and Emerging Growth Securities — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Fund’s investment in a small cap or emerging growth company may lose substantial value.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. Investing in small caps and emerging growth securities requires a long term view.

Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that have not been registered under the applicable securities laws. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the securities.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

MERRILL LYNCH EUROFUND	17

Your Account

MERRILL LYNCH SELECT PRICINGSM SYSTEM

The Fund offers five share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Advisor can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or Class I shares, you generally pay a sales charge at the time of purchase. If you buy Class A shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Manager, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of Fund shares or for shareholder servicing activities.

If you select Class B, Class C or Class R shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% on Class B and C shares and 0.25% on Class R shares, and an account maintenance fee of 0.25% on all three classes. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

The Fund’s shares are distributed by FAM Distributors, Inc., an affiliate of Merrill Lynch.

18	MERRILL LYNCH EUROFUND

The table below summarizes key features of the Merrill Lynch Select PricingSM System.

	Class A	Class B	Class C	Class I	Class R

Availability	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.

Limited to certain investors including:

•Current Class I shareholders

•Certain Retirement Plans

•Participants in certain Merrill Lynch sponsored programs

•Certain affiliates of Merrill Lynch selected securities dealers and other financial intermediaries.

Available only to certain retirement plans.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No. (May be charged for purchases over $1 million that are redeemed within one year.)	No.

Account Maintenance and Distribution Fees?	0.25% Account Maintenance Fee No Distribution Fee.	0.25% Account Maintenance Fee 0.75% Distribution Fee.	0.25% Account Maintenance Fee 0.75% Distribution Fee.	No.	0.25% Account Maintenance Fee 0.25% Distribution Fee.

Conversion to Class A shares?	N/A	Yes, automatically after approximately eight years.	No.	No.	No.

MERRILL LYNCH EUROFUND	19

Right of Accumulation — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all qualifying shares you own in the Merrill Lynch mutual funds that offer Select PricingSM options.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all qualifying shares of Merrill Lynch Select PricingSM System funds that you agree to buy within a 13-month period. Certain restrictions apply.

Class A and Class I Shares — Initial Sales Charge Options

If you select Class A or Class I shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $1,000,000	2.00%	2.04%	1.80%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.
**	If you invest $1,000,000 or more in Class A or Class I shares, you may not pay an initial sales charge. In that case, the Manager compensates the selling dealer or other financial intermediary from its own funds. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class I shares by certain employer-sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class I shares that you buy through reinvestment of dividends. A reduced or waived sales charge on a purchase of Class A or Class I shares may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent

•	Merrill Lynch BlueprintSM Program participants

•	TMASM Managed Trusts

•	Certain Merrill Lynch investment or central asset accounts

•	Certain employer-sponsored retirement or savings plans

•	Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances

•	Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees

20	MERRILL LYNCH EUROFUND

•	Certain fee-based programs of Merrill Lynch and other financial intermediaries that have agreements with the Distributor or its affiliates

Only certain investors are eligible to buy Class I shares. Your Merrill Lynch Financial Advisor can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class I shares, you should buy Class I since Class A shares are subject to a 0.25% account maintenance fee, while Class I shares are not. The Distributor normally pays the annual 0.25% Class A account maintenance fee to dealers as a service fee on a monthly basis.

If you redeem Class A or Class I shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary or contact the Fund’s Transfer Agent at 1-800-MER-FUND.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

The Distributor currently pays a sales concession of 4.00% of the purchase price of Class B shares to dealers from its own resources at the time of sale. The Distributor also normally pays the annual 0.25% Class B account maintenance fee to dealers as a service fee on a monthly basis. The Distributor normally retains the Class B shares distribution fee.

MERRILL LYNCH EUROFUND	21

The Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Class C shares from its own resources at the time of sale. The Distributor pays the annual 0.75% Class C shares distribution fee and the annual 0.25% Class C account maintenance fee as an ongoing concession and as a service fee, respectively, to dealers for Class C shares held for over a year and normally retains the Class C distribution fee and account maintenance fee during the first year after purchase. Under certain circumstances, the Distributor will pay the full Class C shares distribution fee and account maintenance fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Class B Shares

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule.

Years Since Purchase	Sales Charge*

0 – 1	4.00%

1 – 2	4.00%

2 – 3	3.00%

3 – 4	3.00%

4 – 5	2.00%

5 – 6	1.00%

6 and thereafter	0.00%

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. For shares acquired before June 1, 2001, the four-year deferred sales charge schedule in effect at that time will apply. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old

•	Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts, group plans participating in the Merrill Lynch BlueprintSM Program and certain retirement plan rollovers

22	MERRILL LYNCH EUROFUND

•	Redemption in connection with participation in certain fee-based programs of Merrill Lynch or other financial intermediaries that have agreements with the Distributor or its affiliates, or in connection with involuntary termination of an account in which Fund shares are held

•	Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate

•	Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class A shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund’s eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relating to Class C shares may be reduced or waived in connection with involuntary termination of an account in which Fund shares are held, withdrawals through the Merrill Lynch Systematic Withdrawal Plan or in connection with redemptions of Class C shares by certain retirement plans.

Class C shares do not offer a conversion privilege.

MERRILL LYNCH EUROFUND	23

Class R Shares

Class R shares are available only to certain retirement plans. If you buy Class R shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Class R shares do not offer a conversion privilege.

The Distributor normally pays the annual 0.25% Class R distribution fee and the annual 0.25% Class R account maintenance fee to dealers as an ongoing concession and as a service fee, respectively, on a monthly basis.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy, sell, transfer and exchange shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. The involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

24	MERRILL LYNCH EUROFUND

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the Merrill Lynch Select Pricing table on page 19. Be sure to read this Prospectus carefully.

Next, determine the amount of your investment

The minimum initial investment for the Fund is $1,000 for all accounts except:

•$250 for certain Merrill Lynch fee-based programs

•$100 for Merrill Lynch Blueprint SM Progam

•$100 for retirement plans.

(The minimums for initial investments may be waived under certain circumstances.)

Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your purchase order

The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries, including Merrill Lynch, may charge a processing fee to confirm a purchase. Merrill Lynch currently charges a fee of $5.35.

	Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares

The minimum investment for additional purchases is generally $50 except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment plans, may have higher minimums.

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through certain Merrill Lynch investment or central asset accounts.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non- participating securities dealer or other financial intermediary	You must either: •Transfer your shares to an account with the Transfer Agent; or •Sell your shares, paying any applicable deferred sales charge.

MERRILL LYNCH EUROFUND	25

If You Want to	Your Choices	Information Important for You to Know

Sell Your Shares	Have your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary submit your sales order

The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent.

The Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this Prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-800-MER-FUND for details.

Sell Shares Systematically	Participate in the Fund’s Systematic Withdrawal Plan	You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a Merrill Lynch CMA® or Retirement Account you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method you must have dividends automatically reinvested. For Class B and Class C shares your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial Advisor or other financial intermediary for details.

26	MERRILL LYNCH EUROFUND

If You Want to	Your Choices	Information Important for You to Know

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus	You can exchange your Class A, Class B, Class C, or Class I shares of the Fund for shares of many other Merrill Lynch mutual funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund.
Class A, Class B, Class C, or Class I shares are generally exchangeable for shares of the same class of another fund. If you own Class I shares and wish to exchange into a fund in which you have no Class I shares (and are not eligible to purchase Class I shares), you will exchange into Class A shares.
Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class A or
Class I shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will generally apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class A or Class I shares for money market fund shares, you will receive Class A shares of Summit Cash Reserves Fund. Class B or Class C shares of the Fund will be exchanged for Class B shares of Summit Cash Reserves Fund.
To exercise the exchange privilege contact your Merrill Lynch Financial Advisor or other financial intermediary or call the Transfer Agent at 1-800-MER-FUND.
Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

The Fund reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading into and out of the Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund will reject purchase orders, including exchanges, from market timers or other investors if Fund management has determined that such orders are short-term or excessive, and will be disruptive to the Fund. For these purposes, Fund management may consider an investor’s trading history in the Fund or other Merrill Lynch funds, and accounts under common ownership or control. Fund management may not, however, be able to determine that a specific order, particularly with respect to orders made through omnibus accounts or 401(k) plans, is short-term or excessive, and will be disruptive to the Fund and so makes no representation that all such orders can or will be rejected.

MERRILL LYNCH EUROFUND	27

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. If events that are expected to materially affect the value of securities traded in other markets occur between the close of those markets and the close of business on the New York Stock Exchange, those securities may be valued at their fair value. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class I shares will have the highest net asset value because that class has the lowest expenses, Class A shares will have a higher net asset value than Class B, Class C or Class R shares and Class R shares will have a higher net asset value than Class B or Class C shares. Also, dividends paid on Class A, Class I and Class R shares will generally be higher than dividends paid on Class B and Class C shares because Class A, Class I and Class R shares have lower expenses.

PARTICIPATION IN FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch or other financial intermediaries, you may be able to buy Class I shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

28	MERRILL LYNCH EUROFUND

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class A shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

The Fund distributes net investment income and net realized capital gains, if any, at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Dividends may be reinvested automatically in shares of the Fund at net asset value or may be taken in cash. If you would like to receive dividends in cash, contact your Merrill Lynch Financial Advisor, selected securities dealer, other financial intermediary or the Transfer Agent. Although this cannot be predicted with any certainty, the Fund anticipates that a majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates, depending on how long the Fund held the assets sold.

You will pay tax on dividends from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares, and any gain on the transaction may be subject to tax. Recently enacted legislation reduces the tax rate on certain dividend income, including dividends received

MERRILL LYNCH EUROFUND	29

from qualifying foreign corporations, and long-term capital gain. To the extent that the Fund’s distributions are derived from non-qualifying foreign corporations and short-term capital gain, such distributions will not be eligible for taxation at the reduced rate.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of the excess of net short term capital gains over net long term capital losses) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

ELECTRONIC DELIVERY

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live/ and follow the instructions. When you visit the site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

30	MERRILL LYNCH EUROFUND

Management of the Fund

MERRILL LYNCH INVESTMENT MANAGERS

Merrill Lynch Investment Managers, the Fund’s Manager, manages the Fund’s investments and its business operations under the overall supervision of the Fund’s Board of Trustees. The Manager has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, which is primarily responsible for day-to-day management of the Fund. The Manager may pay a fee for the sub-advisory services it receives. For the fiscal year ended October 31, 2003, the Manager received a fee at the annual rate of 0.75% of the Fund’s average daily net assets.

Merrill Lynch Investment Managers was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. Merrill Lynch Asset Management U.K. Limited was organized as an investment adviser in 1986 and acts as sub-adviser to more than 50 registered investment companies. Merrill Lynch Investment Managers and its affiliates had approximately $518 billion in investment company and other portfolio assets under management as of January 2004.

MERRILL LYNCH EUROFUND	31

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Class A#					Class B
Increase (Decrease) in Net Asset Value:	For the Year Ended October 31,					For the Year Ended October 31,
	2003	2002	2001	2000	1999	2003	2002	2001	2000	1999

Per Share Operating Performance:

Net asset value, beginning of year	$10.67	$11.89	$14.40	$17.07	$17.39	$9.25	$10.25	$12.48	$15.15	$15.79

Investment income — net†	.20	.16	.18	.25	.24	.10	.03	.07	.12	.10

Realized and unrealized gain (loss) on investments and foreign currency transactions — net	2.14	(1.20)	(1.96)	(.08)	3.08	1.85	(1.00)	(1.70)	(.08)	2.76

Total from investment operations	2.34	(1.04)	(1.78)	.17	3.32	1.95	(.97)	(1.63)	.04	2.86

Less dividends and distributions:
Investment income — net	(.15)	(.18)	—	(.30)	(.60)	(.02)	(.03)	—	(.18)	(.46)
In excess of investment income — net	—	—	—	(.01)	—	—	—	—	— ††	—
Realized gain on investments — net	—	—	(.50)	(2.53)	(3.04)	—	—	(.41)	(2.53)	(3.04)
In excess of realized gain on investments — net	—	—	(.23)	—	—	—	—	(.19)	—	—

Total dividends and distributions	(.15)	(.18)	(.73)	(2.84)	(3.64)	(.02)	(.03)	(.60)	(2.71)	(3.50)

Net asset value, end of year	$12.86	$10.67	$11.89	$14.40	$17.07	$11.18	$9.25	$10.25	$12.48	$15.15

Total Investment Return:*

Based on net asset value per share	22.29%	(8.93)%	(13.18)%	1.32%	22.89%	21.19%	(9.51)%	(13.87)%	.48%	21.96%

Ratios to Average Net Assets:

Expenses	1.33%	1.31%	1.31%	1.22%	1.22%	2.12%	2.10%	2.08%	1.99%	2.00%

Investment income — net	1.78%	1.35%	1.36%	1.65%	1.48%	.98%	.30%	.62%	.90%	.70%

Supplemental Data:

Net assets, end of year (in thousands)	$280,223	$265,602	$276,919	$328,628	$363,422	$96,395	$108,337	$253,646	$481,876	$730,361

Portfolio turnover	64.01%	39.98%	37.77%	100.17%	61.12%	64.01%	39.98%	37.77%	100.17%	61.12%

#	Prior to April 14, 2003, Class A shares were designated Class D.
*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.
††	Amount is less than $(.01) per share.

32	MERRILL LYNCH EUROFUND

FINANCIAL HIGHLIGHTS (concluded)

	Class C					Class I#					Class R
Increase (Decrease) in Net Asset Value:	For the Year Ended October 31,					For the Year Ended October 31,					For the Period January 3, 2003‡ to October 31, 2003
	2003	2002	2001	2000	1999	2003	2002	2001	2000	1999

Per Share Operating Performance:

Net asset value, beginning of year/period	$9.00	$10.03	$12.25	$14.93	$15.66	$10.80	$12.03	$14.56	$17.24	$17.52	$9.67

Investment income — net†	.09	.05	.07	.11	.10	.23	.18	.22	.28	.28	.25

Realized and unrealized gain (loss) on investments and foreign currency transactions — net	1.81	(1.00)	(1.67)	(.07)	2.72	2.17	(1.20)	(1.98)	(.07)	3.11	1.40

Total from investment operations	1.90	(.95)	(1.60)	.04	2.82	2.40	(1.02)	(1.76)	.21	3.39	1.65

Less dividends and distributions:
Investment income — net	(.07)	(.08)	—	(.19)	(.51)	(.19)	(.21)	—	(.35)	(.63)	—
In excess of investment income — net	—	—	—	— ††	—	—	—	—	(.01)	—	—
Realized gain on investments — net	—	—	(.42)	(2.53)	(3.04)	—	—	(.52)	(2.53)	(3.04)	—
In excess of realized gain on investments — net	—	—	(.20)	—	—	—	—	(.25)	—	—	—

Total dividends and distributions	(.07)	(.08)	(.62)	(2.72)	(3.55)	(.19)	(.21)	(.77)	(2.89)	(3.67)	—

Net asset value, end of year/period	$10.83	$9.00	$10.03	$12.25	$14.93	$13.01	$10.80	$12.03	$14.56	$17.24	$11.32

Total Investment Return:*

Based on net asset value per share	21.29%	(9.59)%	(13.88)%	.49%	21.97%	22.57%	(8.68)%	(12.95)%	1.52%	23.25%	17.06	%‡‡

Ratios to Average Net Assets:

Expenses	2.12%	2.10%	2.10%	2.00%	2.01%	1.08%	1.06%	1.06%	.97%	.97%	1.58	%**

Investment income — net	.99%	.48%	.58%	.88%	.67%	2.00%	1.46%	1.59%	1.84%	1.70%	1.50	%**

Supplemental Data:

Net assets, end of year/period (in thousands)	$25,134	$24,153	$30,838	$43,736	$52,742	$221,888	$189,899	$281,109	$368,995	$567,273	—	†††

Portfolio turnover	64.01%	39.98%	37.77%	100.17%	61.12%	64.01%	39.98%	37.77%	100.17%	61.12%	64.01%

#	Prior to April 14, 2003, Class I shares were designated Class A.
*	Total investment returns exclude the effects of sales charges.
**	Annualized.
†	Based on average shares outstanding.
††	Amount is less than $(.01) per share.
†††	Amount is less than $1,000.
‡	Commencement of operations.
‡‡	Aggregate total investment return.

MERRILL LYNCH EUROFUND	33

MERRILL LYNCH EUROFUND

For More Information

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports. In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor, or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor or other financial intermediary, or call the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Statement of Additional Information contains further information about the Fund. The portions of the Statement of Additional Information relating to the Fund are incorporated by reference into (legally considered part of) this Prospectus. The portions of the Statement of Additional Information that do not relate to the Fund are not incorporated by reference, are not part of this Prospectus, and should not be relied on by investors in the Fund. You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file #811-4612

Code #10475-0204

©Merrill Lynch Investment Managers, L.P.

Prospectus

February 26, 2004

Merrill Lynch EuroFund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.mlim.ml.com